                                                                   EXHIBIT 10.45

             FIRST AMENDMENT TO CREDIT AND REIMBURSEMENT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AND REIMBURSEMENT AGREEMENT (the "Amendment") is made and dated as of the 27th day of March, 2000, by and among SANWA BANK CALIFORNIA ("Sanwa"), as agent (the "Agent") for the Lenders referenced below, KEYBANK NATIONAL ASSOCIATION, as Bond L/C Issuing Bank for the Bond Letter of Credit referred to below (in such capacity, the "Bond L/C Issuing Bank") and as co-agent (the "Co-Agent"), Sanwa Bank California, as issuing bank for the Standard Letters of Credit referred to below (the "Standard L/C Issuing Bank"), the Lenders from time to time party hereto, and ATG INC., a California corporation (the "Company").

                                   RECITALS

          A.   The Company, the Agent, the Lenders, the Bond L/C Issuing
Bank and the Standard L/C Issuing Bank entered into a Credit and Reimbursement Agreement dated as of November 1, 1999 (as amended, modified, or waived, the "Agreement") pursuant to which the Lenders agreed to extend credit to the Company on the terms and conditions set forth therein.

          B. The Company has requested the Agent, the Lenders, the Bond L/C Issuing Bank and the Standard L/C Issuing Bank to:

               (1) Waive the Events of Default that have occurred as of December 31, 1999 under the Agreement by reason of (1) the failure of the Company to have a Current Ratio (as such term and all other capitalized terms used herein and not otherwise defined are defined in the Agreement) of at least 1.10:1.00 and (2) the failure of the Company to have a Net Funded Debt/EBITDA Ratio of not more than 3.50:1.00.

               (2) Consent to the sale of its headquarters building in Fremont, California in a sale-leaseback transaction prohibited by Paragraph 12(h) of the
                                                         ---------------
Agreement and to the incurrence by the Company of up to $15,000,000 of Subordinated Debt not otherwise permitted by Paragraph 12(b) of the Agreement.
                                             ---------------

               (3)  Temporarily increase the Revolving Credit Limit by
$6,000,000.

               (4)  Amend the Agreement in certain other respects.

          C. The Agent, the Lenders, the Bond L/C Issuing Bank and the Standard L/C Issuing Bank have agreed to provide such waivers, consents, loans and amendments on the terms and conditions contained in this Amendment.

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

          1.   Inducement Representations by the Company and Waivers and
               ---------------------------------------------------------
Consents.
--------

                    1(a) Inducement Representations.  In addition to the other
                         --------------------------
representations and warranties contained in this Amendment and the other terms and provision hereof, to induce the other parties hereto to grant the waivers and consents requested by the Company and to enter into this Amendment, the Company hereby represents and warrants as of the Amendment Effective Date (as such term is defined in Paragraph 3 below):
                        -----------
                         (1)  As of December 31, 1999, its Current Ratio was
0.71:1.00.

                         (2)  As of December 31, 1999, its Net Funded
Debt/EBITDA Ratio was 4.00:1.00.

                         (3)  Except for the breach of the covenants contained
in Paragraph 12(m) of the Agreement as described in the foregoing clauses (1)
   ---------------
and (2) (the "Existing Defaults"), no Events of Default or Potential Defaults have occurred under the Agreement.

                         (4)  The Company (i) has fully and accurately disclosed
to the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, and the Lenders the terms and conditions on which the Company intends to sell its headquarters building in Fremont, CA and (ii) upon sale of such building, will cause to be repaid in full all Indebtedness secured, in whole or in part, by a Lien thereon and all such Liens will be terminated.

                         (5)  The Company (i) has fully and accurately disclosed
to the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, and the Lenders the terms on which the Company intends to incur Subordinated Debt and
(ii) will not incur Subordinated Debt on terms materially less advantageous to the Lenders than the terms contained in the draft commitment letter to the Company dated as of February 24, 2000 from Key Mezzanine, a copy of which has been delivered to each of the Lenders.

                    1(b) Waiver.  As of the Amendment Effective Date and subject
                         ------
to the terms and conditions of this Amendment, the Agent, the Lenders, the Bond L/C Issuing Bank and the Standard L/C Issuing Bank waive the Existing Defaults.

                    1(c) Consents.  The Agent, the Lenders, the Bond L/C Issuing
                         --------
Bank and the Standard L/C Issuing Bank (1) consent to the sale of the Company's headquarters building in Fremont, CA substantially on the terms and conditions described in Paragraph 1(a)(4) above and (2) consent to the incurrence of
             -----------------
Subordinated Debt by the Company in an amount not less than $12,500,000 and not greater than $15,000,000 substantially on the terms and conditions  described in Paragraph 1(a)(5) above
                                                        -----------------
and otherwise on terms and conditions satisfactory to the Agent.

                    2.   Amendments.  As of the Amendment Effective Date, the
                         ----------
Agreement is amended as follows:


                    2(a) Principal Repayment of Revolving Loans from Proceeds of
                         -------------------------------------------------------
Subordinated Debt. To require the Company to repay outstanding Revolving Loans
-----------------
from the proceeds of Subordinated Debt, Paragraph 2(b) is amended to read as
                                        --------------
follows :

                         "2(b) Principal Repayment of Revolving Loans. The
                               ---------------------------------------
                    Company shall (i) finally repay the principal amount of each
                    Revolving Loan on the Revolving Loan Maturity Date and (ii) subject to reborrowing in accordance with the other terms and conditions of this Agreement, upon receipt of Net Proceeds of Subordinated Debt, repay outstanding Revolving Loans in an amount equal to such Net Proceeds."

                    2(b) Conditions to Disbursement of Richland Advances. To add
                         ------------------------------------------------
certain conditions precedent to the disbursement of the Richland Facility Reserved Amount, the introductory paragraph to Paragraph 9(c) is amended to read
                                               --------------
as follows:

                         "9(c) Conditions to disbursements of funds from
                               -----------------------------------------
                    Disbursement Account. As conditions precedent to
                    --------------------
                    disbursement (i) from the Disbursement Account established in Section 11(m) hereof and (ii) of Richland Facility Advances to or for the account of the Company, unless waived by the Lenders, each of the following conditions shall have been fulfilled to the Agent's satisfaction:"

                    2(c) Accounts  Receivable  Aging. To require the Company to
                         ---------------------------
deliver accounts aging reports, Paragraph 11(a) of the Agreement is amended to
                                ---------------
replace the period (.) at the end of Paragraph 11(a)(5) with a semicolon (;) and
                                     ------------------
to insert thereafter a new Paragraph 11(a)(6) to read as follows:
                           ------------------

                         "(6) Within twenty (20) days after the end of each
                    fiscal quarter, an accounts receivable aging report (in form and substance satisfactory to the Agent) for the accounts receivable of the Company and its Subsidiaries as of the end of such fiscal quarter."

                    2(d) Capital Expenditures.   To increase the Capital
                         --------------------
Expenditures that the Company may make in fiscal year 2000, to provide for yearly adjustments thereafter and to require delivery of periodic budgets therefor, Paragraph 12(i) of the Agreement is amended to read as follows:
          ---------------

                         "12(i) Capital Expenditures. Make or commit to make
                                --------------------
                    Capital Expenditures in any year in excess of the amount budgeted therefor as set forth in a budget (which shall be in form and substance satisfactory to the Agent) which the Company shall deliver to the Agent at least ninety (90) days prior to the beginning of such fiscal year but, in any event, not in excess of, (i) in fiscal year 2000, (a) $7,000,000 plus (b) the aggregate amount of Richland Facility Advances made under this Agreement plus (c) the principal amount of the proceeds of the Bonds disbursed to the Company pursuant to the Indenture during such year or
                    (ii) in any fiscal year thereafter, an amount acceptable to the Required Lenders."

                    2(e) Financial Covenants.  To modify the financial
                         -------------------
covenants relating to the Net Funded Debt/EBITDA Ratio, Debt Service Ratio, and Current Ratio consistent with the waivers contained in this Amendment, Paragraphs 12 of the Agreement are amended to read as follows:
-------------

                         "12(m) Financial Covenants. On a consolidated basis,
                                -------------------
                    permit (or incur or agree to incur Indebtedness or become liable in respect of any Contractual Obligation that is reasonably likely to result in the Company, on a consolidated basis, permitting):

                                        "(1) As at the end of any fiscal
                         quarter, the Net Funded Debt/ EBITDA Ratio to exceed
                         (i) as of March 31, 2000, 4.50: 1.00; (ii) as of June
                         30, 2000, 4.00:1.00; (iii) as of September 30, 2000,
                         3.50:1.00; (iv) as of December 31, 2000. March 31,
                         2001, June 30, 2001, and September 30, 2001, 3.00:1.00;
                         and (v) as of December 31, 2001 and thereafter, 2.50:1.00.

                                        "(2) As of the end of any fiscal
                         quarter, the Debt Service Ratio to be less than 1.25:
                         1.00.

                                        "(3) As of the end of any fiscal
                         quarter, the Current Ratio to be less than (i) as of March 31, 2000, 0.70:1.00; (ii) as of June 30, 2000 and
                         September 30, 2000, 1.10:1.00; and (iii) thereafter, 1.20:1.00.

                                        "(4) At any time, the Tangible Net Worth
                         to be less than the Company's Tangible Net Worth as at December 31, 1999 plus, as of the end of each fiscal year thereafter, Net Profit after Tax plus an amount equal to Net Proceeds of Equity Securities Issuances."

                    2(f) Definitions.   To (1) temporarily reduce Obligations
                         -----------
incurred under the Revolving Credit Limit that are included in the definition of "Current Liabilities," (2) exclude Subordinated Debt from the definition of "Net Funded Debt," (3) temporarily increase the amount defined as the "Revolving Credit Limit," and (5) add definitions of "Richland Facility Advance," "Richland Facility Reserved Amount, " such definitions are amended or added, as appropriate, to Paragraph 16 of the Agreement to read as follows:
                ------------

                    "Current Liabilities shall mean, as of any date of
                     -------------------
                    determination, the total liabilities of the Company and its Subsidiaries, determined on a consolidated basis, which would be shown as current liabilities on a balance sheet prepared in accordance with GAAP, plus the principal amount of outstanding Revolving Loans less (a) until and including September 30, 2000, $6,000,000; (b) from October 1, 2000 through and including March 31, 2001, $4,000,000; (c) from April 1, 2001 through and including September 30, 2001, $2,000,000; and (d) thereafter, $0.00."

                    "Net Funded Debt' shall mean, as of any date, (i) the sum of
                     ---------------
                    Funded Debt and the face amount of Standard Letters of Credit Outstanding minus (ii) Subordinated Debt minus (iii) the amount then on deposit in the Disbursement Account, the Sinking Fund Account, and the Excess Cash Account."

                    "'Revolving Credit Limit' shall mean:
                      ----------------------

                              "(i) until but not including June 30, 2000, $24,000,000 and, thereafter, $18,000.000; minus

                              "(ii) on receipt, an amount equal to 100% of the Net Proceeds of Subordinated Debt received by the Company and its Subsidiaries; provided, however, in no event shall the Revolving Credit Limit be reduced below $18,000,000 by reason of such Net Proceeds.

                              "(iii) any amount by which the Revolving Credit Limit may be reduced in accordance with the written request of the Company delivered to the Agent not less than five (5) Business Days prior to the proposed effectiveness of such reduction; provided, that any such reduction shall be in a minimum amount of $500,000 and in increments of $500,000 in excess thereof."

                    "'Richland Facility Advance' shall mean a Revolving Loan
                      -------------------------
                    requested by the Company to complete the Project. Revolving Loans requested by the Company shall be deemed Richland Facility Advances (and be subject to the additional conditions precedent to the disbursement thereof provided in this Agreement) if, after making such Revolving Loans, the aggregate outstanding Revolving Loans plus Standard Letters of Credit otherwise would exceed the Revolving Credit Limit minus the Richland Facility Reserved Amount."

                    "'Richland Facility Reserved Amount' shall mean One and One
                      ---------------------------------
                    Half Millions Dollars ($1,500,000) minus the aggregate amount of Richland Facility Advances made under this Agreement."

                    2(g) Interest, Fee and Percentage Share Schedules. To modify
                         --------------------------------------------
the interest and fees payable by the Company under the Agreement and to modify the Percentage Shares of the Lenders, Appendix I and Schedule 2 to the Agreement
                                      ----------     ----------
are amended to read as set forth on Appendix I and Schedule 2 to this Amendment.
                                    ----------     ----------
Such amendment to Appendix I and Schedule 2 shall be effective April 3, 2000.
                  ----------     ----------

          3.   Conditions.  This Amendment shall not be effective until the date
               ----------
(the "Amendment Effective Date") that each of the following conditions shall have been satisfied or waived:

                   3(a) The Company shall have delivered or shall have had delivered to the Agent, in form and substance satisfactory to the Agent and its counsel, each of the following (with sufficient copies for each of the Lenders):

                    (1)  A duly executed copy of this Amendment

                    (2) A duly executed acknowledgment of this Amendment from each of the Guarantors;

                    (3) Such credit applications, financial statements, authorizations and such information concerning the Company, the Guarantors and their respective business, operations and condition (financial and otherwise) as any Lender may reasonably request;

                    (4) Certified copies of resolutions of the Board of Directors of the Company approving the execution and delivery of this Amendment; and

                    (5) A certificate of the Secretary or Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Amendment.

                    (6) An opinion of counsel to the Company and the Guarantors, in form and substance satisfactory to the Agent, with respect to the due execution, delivery and enforceability of this Amendment and the enforceability of the Agreement as amended hereby

                    3(b) All acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of this Amendment and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws.

                    3(c) All documentation, including, without limitation, documentation for corporate and legal proceedings in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank, the Lenders and their counsel.

                    3(d) The Company shall have paid to the Agent for the pro rata account of each of the Lenders a fee equal to $120,000, and all reasonable out-of pocket expenses (including fees and disbursements of counsel) of the Agent incurred in connection with the preparation and negotiation of this Amendment shall have been paid.

          4.   Representations and Warranties of the Company. In addition to the
               ---------------------------------------------
other representations and warranties of the Company contained in this Amendment, as an inducement to the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and each Lender to enter into this Amendment, the Company represents and warrants to the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and each Lender that:

                    4(a) Financial Condition.  The financial statements, dated
                         -------------------
December 31, 1999, copies of which have heretofore been furnished to each Lender by the Agent, are complete and correct and present fairly in accordance with GAAP the financial condition of the Company and its consolidated Subsidiaries at such dates and the consolidated and consolidating results of their operations and changes in financial position for the fiscal periods then ended .

                    4(b) No Change.  Since December 31, 1999, there has been no
                         ---------
material adverse change in the business, operations, assets or financial or other condition of the Company or the Company and its Subsidiaries taken as a whole.

                    4(c) Corporate Power; Authorization; Enforceable
                         -------------------------------------------
Obligations. The Company and each of its Subsidiaries has the corporate power
-----------
and authority and the legal right to execute and deliver this Amendment and to perform the Agreement as amended hereby and has taken all necessary corporate action to authorize the execution, delivery and performance of such Loan Documents. This Amendment duly executed and delivered on behalf of the Company and each of its Subsidiaries and constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

                    4(d) No Legal Bar.  The execution, delivery and performance
                         ------------
of this Amendment and the Agreement as amended hereby will not violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries the violation of which could have a Material Adverse Effect or result in the creation of any Lien on any assets of the Company or any of its Subsidiaries.

                    4(e) Accuracy of Representations in Agreement.  As of the
                         ----------------------------------------
Amendment Effective Date, all of the representations and warranties contained in the Agreement and each of the other Loan Documents are true and correct in all material respects except to the extent relating solely to an earlier date.

                    4(f) No Events of Default or Potential Defaults.  Except for
                         ------------------------------------------
the Existing Defaults, no Events of Default or Potential Defaults have occurred under the Agreement.

          5.        Miscellaneous Provisions.
                    ------------------------

                    5(a) Cumulative Rights; Waivers Limited.  The rights, powers
                         ----------------------------------
and remedies of the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank and the Lenders hereunder are cumulative and in addition to all rights, power and remedies provided under any and all agreements between the Company and any of such Persons relating hereto, at law, in equity or otherwise. The waivers and consents granted by this Amendment are specific and limited to their terms. Neither such waivers or consents or any delay or failure by the Agent, the Bond L/C Issuing Bank, the Standard L/C Issuing Bank or the Lenders to exercise any right, power or remedy shall constitute a waiver of any right, power or privilege by such Persons (other than as specifically provided in this Amendment), and no single or partial exercise by any of such Persons of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

                    5(b) Entire Agreement.  This Amendment embodies the entire
                         ----------------
agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

                    5(c) Survival.  All representations, warranties, covenants
                         --------
and agreements herein contained on the part of the Company shall survive the termination of this Amendment and shall be effective until the Obligations are paid and performed in full or longer as expressly provided herein.

                    5(d) Governing Law.  This Amendment shall be governed by and
                         -------------
construed in accordance with the internal laws of the State of California without giving effect to its choice of law rules.

                    5(e) Counterparts.  This Amendment may be executed in any
                         ------------
number of counterparts, all of which together shall constitute one agreement.

                    5(f) Severability.  The illegality or unenforceability of
                         ------------
any provision of this Amendment or any instrument or agreement required hereunder or thereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions hereof or thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                   ATG INC., a California corporation



                                   By:__________________________________________
                                   Name: Frank Chiu_____________________________
                                   Title: Executive Vice President______________


                                   SANWA BANK CALIFORNIA, as Agent



                                   By___________________________________________
                                   Name: Rochelle F. Dineen_____________________
                                   Title: Vice President________________________


                                   SANWA BANK CALIFORNIA, as
                                   Standard L/C Issuing Bank and a Lender



                                   By___________________________________________
                                   Name: Rochelle F. Dineen_____________________
                                   Title: Vice President________________________


                                   KEYBANK NATIONAL ASSOCIATION,
                                   as Bond L/C Issuing Bank,Co-Agent and a
                                   Lender



                                   By:__________________________________________
                                   Name: Jill Scheuermann_______________________
                                   Title: Vice President________________________

                                   FIRST BANK OF CALIFORNIA, as a
                                   Lender



                                   By:__________________________________________
                                   Name: Michael G. Barker______________________
                                   Title: Vice President________________________


                                   IMPERIAL BANK, as a Lender



                                   By:__________________________________________
                                   Name: Stephanie Arnold_______________________
                                   Title: Vice President________________________


                                   GENERAL BANK, as a Lender



                                   By:__________________________________________
                                   Name:________________________________________
                                   Title: Vice President________________________

                             CONSENT OF GUARANTORS
                             ---------------------

Each of the undersigned Guarantors hereby consents to the execution, delivery and performance of the foregoing Amendment and the Agreement as amended thereby and reaffirms its Guaranty of the Obligations as of the Amendment Effective Date as though such Guaranty were executed and delivered as of such date.

                                   ATG RICHLAND CORPORATION,
                                   a Washington corporation

                                   By:__________________________________________
                                   Name: Frank Chiu_____________________________
                                   Title: Executive Vice President______________




                                   ATG NUCLEAR SERVICES LLC,
                                   a Delaware limited liability company



                                   By:__________________________________________
                                   Name: Frank Chiu_____________________________
                                   Title: Executive Vice President______________



                                   ATG CATALYTICS LLC,
                                   a Delaware limited liability company



                                   By:__________________________________________
                                   Name: Frank Chiu_____________________________
                                   Title: Executive Vice President______________

                                                                      APPENDIX I

                               PRICING SCHEDULE

     The LIBOR Spread, Base Rate Spread, Bond Letter of Credit Fee Percentage and Standard Letter of Credit Fee Percentage shall be calculated according to the following schedule, beginning on the 181st day after the date of this Agreement, based on the Net Funded Debt/EBITDA Ratio as set forth in the Compliance Certificate most recently delivered to the Lenders pursuant to Paragraph 11(a) of this Agreement.
---------------

     If a Compliance Certificate is not delivered in accordance with Paragraph
                                                                     ---------
11(a) of this Agreement, the LIBOR Spread, Base Rate Spread, Bond Letter of
-----
Credit Fee Percentage and Standard Letter of Credit Fee Percentage shall be calculated according to the following schedule based on the assumption that the Net Funded Debt/EBITDA Ratio is 4.00 to 1.00 or greater.

---------------------------------------------------------------------------------------------------------------------------
If the Net Funded Debt/EBITDA Ratio    The LIBOR Spread     The Base Rate        The Bond Letter of     The Standard Letter
-----------------------------------    ----------------     -------------        ------------------     -------------------
is:                                    is:                  Spread is:           Credit Fee             of Credit Fee
--                                     --                   ---------            -----------            -------------
                                                                                 Percentage is:         Percentage is:
                                                                                 ------------          --------------
---------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 4.00 to 1.00  3.25%                1.25%                3.25%                  2.75%
---------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 3.50 to       3.00%                1.00%                3.00%                  2.50%
1.00 but less than 4.00 to 1.00
---------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 3.00 to       2.75%                .75%                 2.75%                  2.25%
1.00 but less than 3.50 to 1.00
---------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 2.50 to       2.50%                0.50%                2.50%                  1.50%
1.00 but less than 3.00 to 1.00
---------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 2.00 to       2.25%                0.25%                2.25%                  1.75%
1.00 but less than 2.50 to 1.00
---------------------------------------------------------------------------------------------------------------------------
Equal to or greater than 1.50 to       2.00%                0.00%                2,00%                  1.50%
1.00 but less than 2.00 to 1.00
---------------------------------------------------------------------------------------------------------------------------
Less than 1.50 to 1.00                 1.75%                0.00%                1.75%                  1.25%
---------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 2
                              (Percentage Shares)

Except in respect of the Revolving Credit Limit, Revolving Loans, Standard Letters of Credit, Revolving Credit Limit facility fees payable pursuant to Paragraph 7(b), and Standard Letter of Credit fees payable pursuant to Paragraph
--------------                                                         ---------
7(c)(1), the Percentage Shares of the Lenders shall be:
-------

-------------------------------------------------------------------------------------
              LENDER                                             PERCENTAGE SHARE
              ------                                             ----------------
-------------------------------------------------------------------------------------
Sanwa Bank California                                        26.666666667%
-------------------------------------------------------------------------------------
Key Bank                                                     22.222222222%
-------------------------------------------------------------------------------------
General Bank                                                 18.888888889%
-------------------------------------------------------------------------------------
Imperial Bank                                                18.888888889%
-------------------------------------------------------------------------------------
First Bank of California                                     13.333333333%
-------------------------------------------------------------------------------------

In respect of the Revolving Credit Limit, Revolving Loans, Standard Letters of Credit, Revolving Credit Limit facility fees payable pursuant to Paragraph 7(b) and Standard Letter of Credit fees payable pursuant to Paragraph 7(c)(1), the Percentage Shares of the Lenders shall be:

------------------------------------------------------------------------------------
                 LENDER                                         PERCENTAGE SHARE
                 ------                                         ----------------
------------------------------------------------------------------------------------
Sanwa Bank California                                        26.6666667%
------------------------------------------------------------------------------------
Key Bank                                                     22.2222222%
------------------------------------------------------------------------------------
Imperial Bank                                                18.8888889%
------------------------------------------------------------------------------------
First Bank of California                                     18.0555555%
------------------------------------------------------------------------------------
General Bank                                                 14.1666667%
------------------------------------------------------------------------------------